Exhibit 10.1

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of July 7, 2023 by and among INVO Bioscience, Inc., a Nevada corporation (the “Company”) and Armistice Capital Master Fund Ltd. (“Purchaser”).

WHEREAS, pursuant to Section 4.12(a) of that certain Securities Purchase Agreement dated March 23, 2023 between the Company and Purchaser (the “SPA”), the Company agreed that from March 23, 2023 until 45 days after the effective date of the Resale Registration Statement, the Company would not (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents or (ii) file any registration statement or any amendment or supplement thereto, other than the Prospectus Supplement and the registration statement contemplated pursuant to Section 4.17 of the SPA. (the “Subsequent Equity Financing Provision”).

WHEREAS, the Company and the Purchaser desire to amend the SPA by deleting the Subsequent Equity Financing Provision contained in Section 4.12(a) of the SPA.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions; Transaction Documents. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the SPA. This Amendment shall constitute a Transaction Document for all purposes of the SPA and the other Transaction Documents.

2. Amendment to SPA. The SPA is hereby amended by deleting the Subsequent Equity Financing Provision contained in Section 4.12(a) of the SPA in its entirety and inserting “Reserved” in lieu thereof.

3. Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Company and the Purchaser of counterpart signatures to this Amendment duly executed and delivered by the Company and the Purchaser and upon receipt by the Purchaser of counterpart signatures to the Payoff Commitment Agreement and Confession of Judgment duly executed and delivered by the Company and the Purchaser. Accordingly, the Company acknowledges and agrees that by no later than 5:00 p.m. on the date that is two (2) business days following the closing date of the offering of Units pursuant to the Company’s Registration Statement on Form S-1 (File no. 333-XXXXXX) (the “Offering”), the Company is obligated to pay the Purchaser, as consideration for entering into this Amendment, $1,00,000.00 by wire to the Purchaser. Additionally, the Company agrees to include a proposal in its proxy statement for its 2023 Annual Meeting of Stockholders for the purpose of obtaining the approval of the holders of a majority of the Company’s outstanding voting Common Stock, to effectuate the reduction of the exercise price set forth in Section 2(b) of the Common Stock Purchase Warrants issued to Purchaser on March 27, 2023 (the “Existing Warrants”) to the per unit public offering price of the Offering, in accordance with Nasdaq Rule 5635(d) (the “Shareholder Approval”) with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. The Company shall use its reasonable best efforts to obtain such Shareholder Approval. If the Company does not obtain Shareholder Approval at the first meeting, the Company shall call a meeting every six (6) months thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the Existing Warrants are no longer outstanding. Until such approval is obtained, the exercise price of the Existing Warrants will remain unchanged. In addition, the parties agree to amend this Amendment promptly after filing the Registration Statement on Form S-1 referred to above solely to fill in the registration statement filing number assigned by the Securities and Exchange Commission.

4. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by e-mail (e.g., “pdf” or “tiff”) or fax transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

5. Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PREPARED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

INVO BIOSCIENCE, INC.

By:	/s/ Steven Shum
Name:	Steven Shum,
Title:	Chief Executive Officer

PURCHASER:

ARMISTICE CAPITAL MASTER FUND LTD.

By:	/s/ Steven Boyd
Name:	Steve Boyd
Title:	CIO of Armistice Capital LLC, the Investment Manager

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